UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2024

THERMOGENESIS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-82900	94-3018487
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2711 Citrus Road, Rancho Cordova, California	95742
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (916) 858-5100

(Former Name or Former Address, if Changed Since Last Report)

N/A
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	THMO	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 8.01.	Entry into a Material Definitive Agreement.

On May 29, 2024, ThermoGenesis Corp. (“Company”), entered into a Manufacture and Supply Agreement (the “Agreement”) with CBR Systems, Inc. (“CBR”). Under the terms of the Agreement, the Company will supply CBR with the Company’s AutoXpress® System (“AXP”) cord blood processing system and disposables. The term of the Agreement is for three (3) years with automatic renewal in one-year increments unless either party provides a six (6) month notice of non-renewal.

In furtherance of the Agreement, the Company and CBR entered into an Amended and Restated Technology License and Escrow Agreement. Under the terms of the agreement, the events or conditions that constitute a default were changed to remove the financial covenant requiring the Company’s cash balance to be at least $1,000,000 net of non-convertible debt and borrowed funds that are payable with one year at each month end. Additionally, the agreement removes the safety stock requirement for the Company and changes the requirement that the Company must deliver AXP products within 120 days of the delivery date requested by CBR to 90 days.

The foregoing description of the Agreement is incomplete and is qualified by reference to the full text of the Agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1†	Manufacturing and Supply Agreement, effective as of May 29, 2024, between ThermoGenesis Holdings, Inc. and CBR Systems, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(b)(10). Information redacted from this Exhibit has been marked by the following [**].

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMOGENESIS HOLDINGS, INC.
(Registrant)

Dated: June 4, 2024	/s/ Jeffery Cauble
Jeffery Cauble Chief Financial Officer